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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 26, 2003


                           INFORMATION RESOURCES, INC.
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

            0-11428                                  36-2947987
    (Commission File Number)            (I.R.S. Employer Identification No.)


             150 North Clinton Street, Chicago, Illinois 60661-1416
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:      (312) 726-1221



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ITEM 5.  OTHER EVENTS.

         On February 26, 2003, Information Resources, Inc. (the "Company") issued a press release announcing that the Company has engaged the investment banking firm of William Blair & Company, L.L.C. to assist the Company in its exploration of strategic options. A copy of the press release is attached as
Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits.

                  Exhibit No.       Description

                     99.1           Press Release of Information Resources, Inc.
                                    dated February 26, 2003



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            INFORMATION RESOURCES, INC.

                                            By:  /s/ MONICA M. WEED
                                               --------------------------------

                                            Title:  Corporate Secretary and
                                                  -----------------------------
                                                    General Counsel
                                                  -----------------------------

Date: March 4, 2003


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                                    EXHIBITS

Exhibit No.                 Description
-----------                 -----------

99.1                        Press Release of Information Resources, Inc.
                            dated February 26, 2003